POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby constitute and appoint Robert N. Tidball, Stephen Peary, J. Michael Allgood and David J. Davis, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM Financial Services, Inc., as General Partner of PLM Transportation Equipment Partners VIIB 1985 Income Fund, to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM Transportation Equipment Partners VIIB 1985 Income Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 1996 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 1995.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 18th day of February, 1996.




                                         /s/ Allen V. Hirsch
                                         ------------------------------------
                                         Allen V. Hirsch

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby constitute and appoint Robert N. Tidball, Stephen Peary, J. Michael Allgood and David J. Davis, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM Financial Services, Inc., as General Partner of PLM Transportation Equipment Partners VIIB 1985 Income Fund, to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM Transportation Equipment Partners VIIB 1985 Income Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 1996 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 1995.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 18th day of February, 1996.




                                            /s/ Robert L. Pagel
                                            -----------------------------------
                                            Robert L. Pagel

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby constitute and appoint Robert N. Tidball, Stephen Peary, J. Michael Allgood and David J. Davis, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM Financial Services, Inc., as General Partner of PLM Transportation Equipment Partners VIIB 1985 Income Fund, to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM Transportation Equipment Partners VIIB 1985 Income Fund, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 1996 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 1995.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 18th day of February, 1996.



                                       /s/ J. Alec Merriam
                                       ------------------------------------
                                       J. Alec Merriam